UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2021
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GENOCEA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36289	51-0596811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Acorn Park Drive, 5th Floor
Cambridge, MA 02140
(Address of principal executive offices, including zip code)
(617) 876-8191
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	GNCA	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On December 28, 2021, Genocea Biosciences, Inc. (the "Company") entered into a research and development collaboration and option agreement (the “Agreement”) with Janssen Biotech, Inc. ("Janssen"), one of the Janssen Pharmaceutical Companies of Johnson and Johnson, to use the Company's proprietary ATLASTM platform to explore the immunogenicity of neoantigens and the role and impact of inhibitory antigens, or InhibigensTM, in the context of vaccine therapies for cancer. Under the Agreement, the Company will receive an upfront fee of $1.7 million for research relating to an identified tumor type and is eligible to receive research and development funding up to a potential total of $3.3 million. The Agreement includes an option for Janssen to negotiate a future strategic partnership to develop non-personalized vaccine products relating to two tumor types using Genocea’s ATLAS platform and expertise on Inhibigens.
The foregoing description of the principal terms of the Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Agreement, which will be attached as an exhibit to the Company's next periodic filing.
Item 7.01 Regulation FD Disclosure.
On January 4, 2022, the Company issued a press release announcing the Agreement. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act or in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release issued by Genocea Biosciences, Inc. on January 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOCEA BIOSCIENCES, INC.

By:	/s/ DIANTHA DUVALL
Diantha Duvall
Chief Financial Officer
(Principal Financial Officer)
Date: January 4, 2022